                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                FEBRUARY 3, 1998

                   FREEPORT-MCMORAN OIL AND GAS ROYALTY TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               TEXAS                                    1-8581                          72-6108468
   (STATE OR OTHER JURISDICTION                 (COMMISSION FILE NUMBER)               (IRS EMPLOYER
         OF INCORPORATION)                                                          IDENTIFICATION NO.)

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
         CORPORATE TRUST DIVISION
             712 MAIN STREET
              HOUSTON, TEXAS                                                      77002
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                       (ZIP CODE)


                                (713) 216-5712
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.          OTHER EVENTS

                 Exhibit 99 is incorporated herein by reference.

ITEM 7.          FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

                 (c)      Exhibits

                          99      Press Release dated January 21, 1998



                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FREEPORT-MCMORAN OIL AND GAS
                                ROYALTY TRUST

                                BY: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, TRUSTEE



                                  By:  /s/ Pete Foster
                                       ----------------------------------------
                                       Pete Foster
                                       Senior Vice President & Trust Officer



Dated:  February 3, 1998
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                           EXHIBIT DESCRIPTION
------                           -------------------

  99                Press Release dated January 21, 1998